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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 1998

                   NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
            (Exact name of registrant as specified in its charter)

          Delaware                  333-34793                13-7135550
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)           identification No.)

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                     2 Gatehall Drive, Parsippany, NJ 07054
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 658-7581

         (Former name or former address, if changed since last report)




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Item 1. CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2. ACQUISITION OF DISPOSITION OF ASSETS.

          Not applicable.

Item 3. BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5. OTHER EVENTS.

          On December 9, 1998 made available to prospective investors certain Computational Data and Model Run Computational Data setting forth information relating to the issuance of receivable-backed notes by Newcourt Equipment Trust Securities 1998-2.
          The computational data are attached hereto as Exhibit 99.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


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

              Exhibit No.           Description
              -----------           -----------

                 99.1               Certain Computational Data
                 99.2               Model Run Computational Data

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEWCOURT EQUIPMENT TRUST
                                    SECURITIES 1998-2

                                    By: ANTIGUA FUNDING CORPORATION
                                        as depositor of Newcourt Equipment Trust
                                        Securities 1998-2


                                    By: /s/ Glenn A. Votek
                                        __________________________________
                                        Glenn A. Votek
                                        Executive Vice President and Treasurer



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                               INDEX TO EXHIBITS

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Exhibit
Number                                                                          Page
--------                                                                        ----

 99.1     Certain Computational Data

 99.2     Model Run Computational Data

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